UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 8, 2005
FIRST ACCEPTANCE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-12117	75-1328153

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

3813 Green Hills Village Drive
Nashville, Tennessee	37215

(Address of Principal Executive Offices)	(Zip Code)
(615) 844-2800

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
SIGNATURE

Item 1.01 Entry Into a Material Definitive Agreement.
     In September 2005, the members of the Compensation Committee (the “Committee”) of the Board of Directors of First Acceptance Corporation (the “Company”) approved the following bonuses to certain named executive officers of the Company with respect to such executive officers’ performance during the fiscal year ended June 30, 2005, which bonuses were paid during the fiscal year ended June 30, 2006:

Name	Title	Bonus
Charles D. Hamilton	Senior Vice President, Chief Financial Officer and Treasurer	$15,000
William R. Pentecost	Chief Information Officer	$20,000
Randy L. Reed	Senior Vice President – Sales and Marketing	$35,000
     The members of the Committee also approved the following increase in the base salary of the following named executive officer of the Company:

Name	Title	Old Base Salary	New Base Salary
Randy L. Reed	Senior Vice President – Sales and Marketing	$151,600	$175,000

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST ACCEPTANCE CORPORATION
By:	/s/ Stephen J. Harrison
Stephen J. Harrison
President and Chief Executive Officer

Date: November 8, 2005